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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-39579


                                                              July 30, 2004
                                                                 Supplement

[MORGAN STANLEY LOGO]





              SUPPLEMENT DATED JULY 30, 2004 TO THE PROSPECTUS OF
                     MORGAN STANLEY AGGRESSIVE EQUITY FUND
                            Dated September 30, 2003

The second, third and fourth paragraphs of the section of the Prospectus titled "Principal Investment Strategies" are hereby deleted and replaced by the following:

   The Investment Manager follows a flexible investment program in seeking to achieve the Fund's investment objective. The Investment Manager focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the Investment Manager studies company developments, including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. The Investment Manager generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.



              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.




































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